UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2023

YETI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38713	45-5297111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Southwest Parkway

Austin, Texas 78735

(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (512) 394-9384

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	YETI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On February 13, 2023, the Board of Directors of YETI Holdings, Inc. (the “Company” or “YETI”) appointed Michael McMullen, age 49, to serve as Senior Vice President, Chief Financial Officer and Treasurer. In this capacity, Mr. McMullen will also serve as the Company’s principal accounting officer. Mr. McMullen has served as YETI’s interim Chief Financial Officer since October 2022. Mr. McMullen joined YETI as Head of Financial Planning & Analysis in February 2016 and served as Vice President of Finance from March 2017 until his appointment as interim Chief Financial Officer. Prior to joining YETI, Mr. McMullen served for twelve years with Dell Inc. in various financial roles and for five years with PricewaterhouseCoopers. Mr. McMullen holds a B.B.A. in Accounting from Texas A&M University and an M.B.A. from Northwestern University Kellogg School of Management.

In connection with Mr. McMullen’s appointment as Senior Vice President, Chief Financial Officer and Treasurer, the Compensation Committee (the “Committee”) determined that Mr. McMullen’s annual base salary will increase to $450,000 and he will receive an annual grant of restricted stock units valued at $1,575,000, with the number of units to be determined based on the closing price of the Company’s common stock on February 24, 2023. Fifty percent of such units vest over a three-year period, and the other fifty percent vest at the end of a three-year period, if the Company achieves certain performance objectives during such time period. Mr. McMullen will also be eligible for an annual target cash bonus of 75% of his base salary based upon achievement of certain Company objectives. Mr. McMullen is also a participant under YETI’s Senior Leadership Severance Benefits Plan and is eligible to participate in the Company’s benefit plans that are available to executive officers of the Company generally.

There is no arrangement or understanding with any person pursuant to which Mr. McMullen is being appointed as Senior Vice President, Chief Financial Officer and Treasurer. There are no family relationships between Mr. McMullen and any director or executive officer of the Company, and he is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI Holdings, Inc.

Date: February 16, 2023	By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale
Senior Vice President,
General Counsel and Secretary